UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01596

fpa CAPITAL FUND, inc.

(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
J. RICHARD ATWOOD, PRESIDENT FPA CAPITAL FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025	MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code: (310) 473-0225

Date of fiscal year end: March 31

Date of reporting period: September 30, 2020

Item 1: Report to Shareholders.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Semi-Annual Report

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

September 30, 2020

FPA Capital Fund, Inc.

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

Dear Shareholders:

We hope everyone reading this letter as well as their families are healthy and doing well in these interesting times. We would like to thank our shareholders for your trust in managing the Fund.

The stock market continued its robust run in the third quarter of 2020. The S&P 500 Index ("S&P 500") gained 8.93% in the quarter, which brought its year-to-date performance to +5.57% and +15.15% for the last 12 months. The S&P 500 now stands over 47% higher than its March lows. The Russell 2500 Index ("R2500") was up 5.88% during the third quarter, performing -5.82% year to date and +2.22% for the last 12 months. The R2500 now stands 52% higher than its March lows. On the value side of the spectrum, the Russell 2000 Value index gained 2.56% in the quarter, and lost -21.54% year-to-date and -14.88% year-over-year. The index stands 37% higher than its March lows. The Fund's performance was 1.26% and -8.53% in the quarter and year-to-date, respectively.

We take a bottoms-up approach in our research and look at each company individually, seeking to purchase good companies at low valuations. As the year-to-date performance of the Russell 2000 Value index illustrates, it should come as no surprise that we have been able to find some bargains in 2020. This is despite the fact the indices noted above stand well above their March lows and the overall market valuation is at levels not seen since the original tech bubble in early 2000. For the third quarter, we were small net buyers as the Fund's cash position declined by almost 2 percentage points, but the Fund is still less than 60% invested. The underinvestment hurt the Fund's performance versus the market.

As we write the letter, the market went on in the beginning of October to further gains largely based on new stimulus expectations, optimism for Q3 results and the Federal Reserve's ("Fed") commitment to continue its near zero interest rate policy. We have to ask though which of these factors were a surprise? Surely few, if anyone, expected that Q3 should look worse than Q2 as companies negatively affected by COVID-19 learned to better cope with the virus and the economy reopened beyond April levels. Surely, a new stimulus was expected. There was uncertainty about timing and size, yet neither of these have been resolved. Surely the Fed's stance is not a surprise either. We would admit that Q3 consensus looks better now than it looked in Q2, but given that the market is now above the pre-COVID levels, the real comparison should be to pre-COVID expectations.

The official unemployment rate improved to 7.9% in September compared to the 14.7% high in April. Yet it is still more than double what it was in February and the rate of improvement slowed down in September. Even that improvement was more due to a drop in the labor participation rate than job gains as the net employment gain was only 275,000 vs 800,000 expected.1 We have also seen new and significant announcements of layoffs (Walt Disney, Allstate) and furloughs morphing into layoffs.2

The market also appears to be rewarding businesses that have cut capital expenditures and are using cash flows to reduce leverage. Yet, longer term, capital expenditures typically lead to growth and employment while lack of capital expenditures has the opposite effect. Even companies with soaring stock prices are still being frugal on new hires and we have seen some companies asking their employees to relocate and take a pay cut.3

1  Source: Wall Street Journal, October 2, 2020; The U.S. Jobs Recovery is Sputtering. https://www.wsj.com/articles/the-u-s-jobs-recovery-is-sputtering-11601656955

2  Source: Wall Street Journal, October 2, 2020; U.S. Job Gains Slow as More Layoffs Become Permanent. https://www.wsj.com/articles/september-jobs-report-unemployment-rate-2020-11601593020

3  Source Wall Street Journal; October 11, 2020; Silicon Valley Pay Cuts Ignite Tech-Industry Covid-19 Tensions. https://www.wsj.com/articles/silicon-valley-pay-cuts-ignite-tech-industry-covid-19-tensions-11602435601

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

While we see the layoffs from large businesses, there is some evidence that small businesses have been hit even harder. According to online marketing firm Womply, 1 in 5 small businesses in the U.S. that were open in January have stopped operating entirely as of mid-September. And in a survey by small business social-networking company Alignable, 42% of their 6,325 respondents were at risk of going out of business in the fourth quarter. Further, according to the Fed, 70% of banks have tightened standards for small business loans in response to the pandemic.4 Anecdotally, we have heard that it has become more difficult to raise venture and private capital as well. In 2018, small businesses employed a third of the U.S. workforce and have traditionally been an engine of U.S. job growth. Yet now that engine is in danger of going in reverse. Notably, the pandemic is still ongoing and the effectiveness and timing of medical solutions as well as the pandemic trajectory continue to provide a plethora of risks to the shape of economic recovery.

In addition to the pandemic, there is also the usual election-related political risk. There is tax policy risk from one party. There is increased trade war risk from another. There are different opinions on the shape and size of the new stimulus bill. The political environment seems to have become rather radicalized on both sides, potentially increasing the risks to the economy.

Where does it leave us? We generally focus on undervalued companies that we believe are good businesses with organic growth and strong free cash flow prospects. The cash flows should provide a valuation cushion. We look for good management teams that can manage the cash effectively. At the same time, given the overall valuation level of the market, we currently find few companies that trade near our entry price targets. As a result, the Fund has many relatively smaller positions that are waiting to be scaled up when the companies reach our valuation targets. In addition, we have a pipeline of potential investments that can be acted on when valuation levels improve.

FPA and Queens Road Funds Strategic Partnership

On July 30, 2020, FPA issued a press release that it had entered into a strategic partnership with Bragg Financial Advisors, Inc. ("Bragg"), advisor to the Queens Road Small Cap Value Fund and the Queens Road Value Fund (the "Queens Road Funds"). Please see the press release for details at fpa.com. Per the agreement, FPA will oversee and market the Queens Road Funds and Bragg will continue to manage the portfolios. On October 23, 2020, shareholders of the Queens Road Funds approved FPA as adviser and Bragg as sub-adviser. The Queens Road Funds moved to the FPA Funds platform effective November 1, 2020, and were renamed the FPA Queens Road Small Cap Value Fund and the FPA Queens Road Value Fund. In early November, it is expected that the Board of the Fund will recommend to shareholders that the Fund reorganize into the FPA Queens Road Small Cap Value institutional class and, if approved, the reorganization would be targeted to close in mid-December.

4  Source Wall Street Journal; October 9, 2020; Covid is Crushing Small Businesses. That's Bad News for American Innovation. https://www.wsj.com/articles/covid-is-crushing-small-businesses-thats-bad-news-for-american-innovation-11602235804

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Portfolio Review

The following comments focus directly on the Fund's portfolio companies.

Top 5/Bottom 5 Contributors — 3Q 20205

Top 5	Performance Contribution	Bottom 5	Performance Contribution
NCR Corporation	0.63%	Viper Energy Partners	-0.42%
AGCO Corporation	0.42%	Centene Coporation	-0.39%
Aaron's, Inc.	0.38%	Western Digital Corporation	-0.31%
Vonage Holdings	0.28%	Investors Bancorp Inc	-0.22%
Change Healthcare, Inc.	0.26%	TreeHouse Foods, Inc.	-0.19%
	1.97%		-1.53%

NCR Corporation (NCR):

NCR was the Fund's best performer for the quarter. The company sells ATM, POS (point-of-sale) and self-checkout hardware, software and services. It is in the process of shifting further away from its historical hardware focus to higher margin recurring software-as-a-service products. We believe the company's stock declined disproportionately during the pandemic partly due to relatively elevated leverage and the impact of the pandemic on its customer base. We believe the leverage is sustainable due to an increasing level of recurring revenues. While some of its customers experienced greater impact from COVID-19, the pandemic created opportunities with other customers.

AGCO Corporation (AGCO):

AGCO was the Fund's second best performer during the quarter. The company produces agricultural equipment. This market is cyclical and the last agricultural equipment boom occurred in 2013/2014. The type of equipment they sell is typically replaced on a 7-year cycle, creating a tailwind for the company for 2020/2021. The stock appreciated in the quarter on indications that the agricultural equipment market is improving.

Viper Energy Partners (VNOM):

VNOM was the Fund's worst individual performer for the quarter. The company owns mineral rights to oil fields (we discussed the company in greater detail in prior commentaries). Interestingly, both spot and long term oil contracts did not change much from June 30th to September 30th. VNOM's largest oil field operator, Diamondback Energy (Ticker: FANG), owns a large stake in the company. The relationship incentivizes FANG

5  Reflects the top five contributors and detractors to the Fund's performance based on contribution to return for the quarter. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The average weights of the top 5 / bottom 5 contributors within the portfolio for the last three months through September 30, 2020 were: NCR (2.5%), AGCO (1.2%), Aaron's (1.4%), Vonage (4.6%), Change Healthcare (1.0%), Viper Energy Partners (1.4%), Centene (4.7%), Western Digital (2.4%), Investors Bancorp (1.5%), and TreeHouse Foods (2.7%). The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter or year-to-date. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the quarter is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. Past performance is no guarantee, nor is it indicative, of future results.

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

to develop acreage where mineral rights are owned by VNOM as it receives a higher percentage of the profits due to its ownership in VNOM. The stock declined during the quarter as: 1) FANG was having its own issues with high leverage; 2) VNOM hedged its 2020 production at low levels; and 3) VNOM has signaled a more gradual approach to returning to normalized levels of shareholder distributions, which have been cut due to the pandemic. We believe all of these are transitory factors and the selloff is overdone.

Centene Corporation (CNC):

CNC was the Fund's 2nd worst performer for the quarter. The company is a managed care organization (discussed in more detail in prior commentaries). The stock declined on election uncertainty and on the increased likelihood that the Supreme Court might strike down the Affordable Care Act due to the death of Supreme Court Justice Ginsburg. CNC does have the headline risk, but the stock is trading at 10x 2021 price to earnings multiple versus its long term historical average of 16x.6 Its COVID-19 costs appear to be in line with expectations and the worst long term effect from a repeal of the Affordable Care Act is estimated to be a 10% hit to earnings.7 We believe that any likely political scenarios would not cause a major long-term disruption to the company while its valuation appears to price in a much more dire scenario.

Conclusion:

We believe the market has outpaced the economy. It has grown more expensive during the quarter while there is growing evidence that recovery will take longer and will not be smooth. We remain cautious with an elevated cash position, ready to invest if the fundamentals come into alignment with valuations.

Thank you for you for your support and trust.

Sincerely,

Dan Kaplan

6  Based on S&P Capital IQ consensus estimates as of 9/30/20

7  Based on Sanford Bernstein estimates

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Fund shares are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives.

Performance data quoted in this letter represents past performance and neither indicates nor guarantees future performance. The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Portfolio composition will change due to ongoing management of the Fund.

The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA CAPITAL FUND, INC.

PORTFOLIO SUMMARY

September 30, 2020
(Unaudited)

Common Stocks		54.4%
Information Technology Services	9.9%
Communications Equipment	6.8%
Telecom Carriers	5.7%
Health Care Equipment & Service	4.9%
Containers & Packaging	3.6%
Packaged Food	3.2%
Exploration & Production	3.1%
Auto Parts	2.8%
Computer Hardware & Storage	2.3%
Apparel, Footwear & Accessory Design	2.0%
Cement & Aggregates	1.4%
Banks	1.4%
Technology Distributors	1.3%
Agricultural Machinery	1.2%
Semiconductor Devices	1.0%
Consumer Goods — Rental	1.0%
Semiconductor Manufacturing	1.0%
Industrials	1.0%
Application Software	0.8%
Bonds & Debentures		41.6%
Short-term Investments		4.0%
Other Assets And Liabilities, Net		0.0%
Net Assets		100.0%

FPA CAPITAL FUND, INC.
PORTFOLIO OF INVESTMENTS

September 30, 2020
(Unaudited)

COMMON STOCKS	Shares	Fair Value
INFORMATION TECHNOLOGY SERVICES — 9.9%
ACI Worldwide, Inc.(a)	278,948	$7,288,912
NCR Corp.(a)	248,723	5,506,727
Science Applications International Corp.	83,679	6,562,107
		$19,357,746
COMMUNICATIONS EQUIPMENT — 6.8%
InterDigital, Inc.	235,295	$13,425,933
TELECOM CARRIERS — 5.7%
GCI Liberty, Inc. (Class A)(a)	27,027	$2,215,133
Vonage Holdings Corp.(a)	881,862	9,021,448
		$11,236,581
HEALTH CARE EQUIPMENT & SERVICE — 4.9%
Centene Corp.(a)	165,984	$9,681,847
CONTAINERS & PACKAGING — 3.6%
Graphic Packaging Holding Co.	497,217	$7,005,787
PACKAGED FOOD — 3.2%
TreeHouse Foods, Inc.(a)	155,980	$6,321,869
EXPLORATION & PRODUCTION — 3.1%
Noble Energy, Inc.	394,705	$3,374,728
Viper Energy Partners LP	363,039	2,730,053
		$6,104,781
AUTO PARTS — 2.8%
Dana, Inc.	283,517	$3,492,929
Gentex Corp.	79,045	2,035,409
		$5,528,338
COMPUTER HARDWARE & STORAGE — 2.3%
Western Digital Corp.	122,756	$4,486,732

FPA CAPITAL FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2020
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 2.0%
Carter's, Inc.	46,122	$3,993,243
CEMENT & AGGREGATES — 1.4%
Oshkosh Corp.	37,406	$2,749,341
BANKS — 1.4%
Investors Bancorp, Inc.	367,231	$2,666,097
TECHNOLOGY DISTRIBUTORS — 1.3%
Arrow Electronics, Inc.(a)	32,186	$2,531,751
AGRICULTURAL MACHINERY — 1.2%
AGCO Corporation	30,428	$2,259,888
SEMICONDUCTOR DEVICES — 1.0%
Ambarella, Inc.(a)	38,886	$2,029,071
CONSUMER GOODS — RENTAL — 1.0%
Aaron's, Inc.	34,842	$1,973,799
SEMICONDUCTOR MANUFACTURING — 1.0%
MKS Instruments, Inc.	17,774	$1,941,454
INDUSTRIALS — 1.0%
MasTec, Inc.(a)	44,857	$1,892,965
APPLICATION SOFTWARE — 0.8%
Change Healthcare, Inc.(a)	113,231	$1,642,982
TOTAL COMMON STOCKS — 54.4% (Cost $92,669,992)		$106,830,205

FPA CAPITAL FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2020
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
U.S. TREASURIES — 41.6%
U.S. Treasury Bills — 0.048% 12/31/2020(b)	$10,000,000	$9,997,487
U.S. Treasury Bills — 0.081% 1/28/2021(b)	12,500,000	12,495,532
U.S. Treasury Bills — 0.068% 2/25/2021(b)	24,850,000	24,839,305
U.S. Treasury Bills — 0.082% 3/25/2021(b)	10,000,000	9,994,608
U.S. Treasury Bills — 0.093% 4/22/2021(b)	7,830,000	7,825,192
U.S. Treasury Notes — 1.625% 10/15/2020	10,000,000	10,006,193
U.S. Treasury Notes — 2.750% 11/30/20206,500,000		6,528,526
TOTAL U.S. TREASURIES (Cost $81,672,772)		$81,686,843
TOTAL BONDS & DEBENTURES — 41.6% (Cost $81,672,772)		$81,686,843
TOTAL INVESTMENT SECURITIES — 96.0% (Cost $174,342,764)		$188,517,048
SHORT-TERM INVESTMENTS — 4.0%
State Street Bank Repurchase Agreement — 0.00% 10/1/2020 (Dated 09/30/2020, repurchase price of $7,880,000, collateralized by $7,782,200 principal amount U.S. Treasury Notes — 1.75% 2022, fair value $8,037,634)	$7,880,000	$7,880,000
TOTAL SHORT-TERM INVESTMENTS (Cost $7,880,000)		$7,880,000
TOTAL INVESTMENTS — 100.0% (Cost $182,222,764)		$196,397,048
Other assets and liabilities, net — 0.0%		11,163
NET ASSETS — 100.0%		$196,408,211

(a)  Non-income producing security.

(b)  Zero coupon bond. Coupon amount represents effective yield to maturity.

See acompanying Notes to Financial Statements.

FPA CAPITAL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2020
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $174,342,764)	$188,517,048
Short-term investments — at amortized cost (maturities 60 days or less)	7,880,000
Cash	882
Receivable for:
Investment securities sold	318,403
Dividends and interest	173,791
Capital Stock sold	300
Total assets	196,890,424
LIABILITIES
Payable for:
Capital Stock repurchased	137,952
Advisory fees	110,184
Accrued expenses and other liabilities	234,077
Total liabilities	482,213
NET ASSETS	$196,408,211
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 6,813,713 shares	$68,137
Additional Paid-in Capital	202,737,480
Distributable earnings	(6,397,406)
NET ASSETS	$196,408,211
NET ASSET VALUE
Offering and redemption price per share	$28.83

See accompanying Notes to Financial Statements.

FPA CAPITAL FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2020
(Unaudited)

INVESTMENT INCOME
Dividends	$616,212
Interest	384,281
Total investment income	1,000,493
EXPENSES
Advisory fees	675,452
Director fees and expenses	83,209
Transfer agent fees and expenses	53,621
Legal fees	49,575
Reports to shareholders	40,361
Audit and tax services fees	28,682
Filing fees	18,112
Custodian fees	14,197
Administrative services fees	5,690
Other professional fees	5,218
Other	7,209
Total expenses	981,326
Net investment income	19,167
NET REALIZED AND UNREALIZED APPRECIATION (DEPRECIATION)
Net realized gain (loss) on:
Investments	(11,202,303)
Net change in unrealized appreciation (depreciation) of:
Investments	36,145,717
Net realized and unrealized gain	24,943,414
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,962,581

See accompanying Notes to Financial Statements.

FPA CAPITAL FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$19,167	$2,519,849
Net realized loss	(11,202,303)	(6,885,410)
Net change in unrealized appreciation (depreciation)	36,145,717	(35,111,057)
Net increase (decrease) in net assets resulting from operations	24,962,581	(39,476,618)
Distributions to shareholders	(2,579,050)	(2,165,314)
Capital Stock transactions:
Proceeds from Capital Stock sold	487,132	1,564,387
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	2,211,180	1,849,575
Cost of Capital Stock repurchased	(11,320,271)	(54,478,120)
Net decrease from Capital Stock transactions	(8,621,959)	(51,064,158)
Total change in net assets	13,761,572	(92,706,090)
NET ASSETS
Beginning of period	182,646,639	275,352,729
End of period	$196,408,211	$182,646,639
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	17,177	52,092
Shares issued to shareholders upon reinvestment of dividends and distributions	78,257	60,510
Shares of Capital Stock repurchased	(394,047)	(1,800,432)
Change in Capital Stock outstanding	(298,613)	(1,687,830)

See accompanying Notes to Financial Statements.

FPA CAPITAL FUND, INC.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended September 30, 2020		Year Ended March 31,
	(Unaudited)		2020	2019	2018	2017	2016
Per share operating performance:
Net asset value at beginning of period	$25.68		$31.29	$33.42	$36.39	$32.41	$37.66
Income from investment operations:
Net investment income*	—	**	0.32	0.26	0.05	0.05	0.12
Net realized and unrealized gain (loss) on investment securities	3.52		(5.67)	(1.05)	(1.47)	5.80	(4.92)
Total from investment operations	3.52		(5.35)	(0.79)	(1.42)	5.85	(4.80)
Less distributions:
Dividends from net investment income	(0.37)		(0.08)	(0.25)	—	(0.10)	(0.12)
Distributions from net realized capital gains	—		(0.18)	(1.09)	(1.55)	(1.77)	(0.33)
Total distributions	(0.37)		(0.26)	(1.34)	(1.55)	(1.87)	(0.45)
Redemption fees	—		—	—	— **	— **	— **
Net asset value at end of period	$28.83		$25.68	$31.29	$33.42	$36.39	$32.41
Total investment return***	13.74%		(17.23)%	(1.92)%	(4.05)%	18.09%	(12.74)%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$196,408		$182,647	$275,353	$353,266	$789,441	$759,467
Ratio of expenses to average net assets	0.98	%†	0.92%	0.89%	0.83%	0.80%	0.77%
Ratio of net investment income to average net assets	0.02	%†	1.03%	0.78%	0.15%	0.14%	0.34%
Portfolio turnover rate	46	%†	87%	82%	66%	23%	45%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

See accompanying Notes to Financial Statements.

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

September 30, 2020
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Covered Call Options: In an effort to increase potential income, the Fund may write (i.e. sell) covered call options listed on a national securities exchange. When the Fund writes a listed call option, the purchaser has the right to buy a security from the Fund at a fixed exercise price any time before the option contract expires, regardless of changes in the market price of the underlying security. The Fund writes options only on securities it owns (covered options) and must retain ownership of the underlying security while the option is outstanding. Until the option expires, the Fund cannot profit from a rise in the market price of the underlying security over the exercise price, except insofar as the premium which the Fund receives, net of commissions, represents a profit. The premium paid to the Fund is the consideration for undertaking this obligation. If a covered call option written by the Fund expires unexercised, the Fund realizes a capital gain on the expiration date equal to the premium received at the time the option was written. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or a capital loss if the cost of the closing option is more than the premium received from writing the option.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions,

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $25,440,407 for the period ended September 30, 2020. The proceeds and cost of securities sold resulting in net realized loss of $11,202,303 aggregated $49,361,894 and $60,564,197, respectively, for the period ended September 30, 2020. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at September 30, 2020 was $185,737,734 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment at September 30, 2020, for federal income tax purposes was $14,180,234 and $3,520,920, respectively resulting in net unrealized appreciation of $10,659,314. As of and during the period ended September 30, 2020, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess o 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended September 30, 2020, the Fund paid aggregate fees and expenses of $83,209 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of September 30, 2020:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Information Technology Services	$19,357,746	—	—	$19,357,746
Communications Equipment	13,425,933	—	—	13,425,933
Telecom Carriers	11,236,581	—	—	11,236,581
Health Care Equipment & Service	9,681,847	—	—	9,681,847
Containers & Packaging	7,005,787	—	—	7,005,787
Packaged Food	6,321,869	—	—	6,321,869
Exploration & Production	6,104,781	—	—	6,104,781
Auto Parts	5,528,338	—	—	5,528,338
Computer Hardware & Storage	4,486,732	—	—	4,486,732
Apparel, Footwear & Accessory Design	3,993,243	—	—	3,993,243
Cement & Aggregates	2,749,341	—	—	2,749,341
Banks	2,666,097	—	—	2,666,097
Technology Distributors	2,531,751	—	—	2,531,751
Agricultural Machinery	2,259,888	—	—	2,259,888
Semiconductor Devices	2,029,071	—	—	2,029,071
Consumer Goods — Rental	1,973,799	—	—	1,973,799
Semiconductor Manufacturing	1,941,454	—	—	1,941,454
Industrials	1,892,965	—	—	1,892,965
Application Software	1,642,982	—	—	1,642,982
U.S. Treasuries	—	$81,686,843	—	81,686,843
Short-Term Investment	—	7,880,000	—	7,880,000
	$106,830,205	$89,566,843	—	$196,397,048

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended September 30, 2020.

NOTE 7 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2020, are as follows:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreements	$7,880,000	$(7,880,000	)**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $8,037,634 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 8 — Fund Reorganization

On July 30, 2020, FPA issued a press release that it had entered into a strategic partnership with Bragg Financial Advisors, Inc. ("Bragg"), advisor to the Queens Road Small Cap Value Fund and the Queens Road Value Fund (the "Queens Road Funds"). The Queens Road Funds moved to the FPA Funds platform effective November 1, 2020, and were renamed the FPA Queens Road Small Cap Value Fund and the FPA Queens Road Value Fund. On October 7, 2020, the Board of Directors of the Fund approved a plan of reorganization and will recommend to shareholders in early November that the Fund reorganize into the FPA Queens Road Small Cap Value institutional class and, if approved, the reorganization would be targeted to close in mid-December.

FPA CAPITAL FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

September 30, 2020 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2020	$1,000.00	$1,000.00
Ending Account Value September 30, 2020	$1,137.40	$1,020.16
Expenses Paid During Period*	$5.24	$4.95

*  Expenses are equal to the Fund's annualized expense ratio of 0.98%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2020 (183/366 days).

FPA CAPITAL FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 10, 2020, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser (the "Advisory Agreement") for an additional one-year period through September 30, 2021, on the recommendation of the Independent Directors, who met in executive session on August 10, 2020 prior to the Board meeting to review and discuss the proposed continuation of the Advisory Agreement. The Board had also met on July 13, 2020, with the Independent Directors meeting separately prior to the Meeting in executive session with the management of the Adviser and then separately with independent counsel to evaluate the renewal of the Advisory Agreement. Prior to their July 13 meeting, the Independent Directors, through their independent counsel, had requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, including a description of, among other matters, the terms of the Advisory Agreement; the services provided by the Adviser; the experience of the relevant investment personnel; the Fund's performance in absolute terms and as compared to the performance of peers and appropriate benchmark(s); the fees and expenses of the Fund in absolute terms and as compared to peers; and the profitability of the Adviser from serving as adviser to the Fund. Following their review at the July 13 meeting, the Independent Directors requested (through their independent counsel) and received supplemental information and responses to a number of questions relating to the materials provided by the Adviser.

In addition to the executive sessions, the Boards, acting directly or through their committees, met regularly throughout the year and received information on a variety of topics that were relevant to its annual consideration of the renewal of each Advisory Agreement including, among other matters, Fund investment performance, compliance, risk management, liquidity, valuation, trade execution, service provider oversight and other matters relating to Fund operations. The Independent Directors also had met with management of the Adviser (including key investment personnel) at their quarterly meetings as well as with management at other times between the quarterly meetings throughout the year. The materials specifically provided in connection with the annual review of the Advisory Agreements supplement the information received throughout the year.

At their regular Board meetings and executive sessions, the Independent Directors were also advised by independent legal counsel. In addition to the materials provided by the Adviser, the Independent Directors received a legal memorandum from independent counsel that outlined, among other matters: the duties of the Independent Directors and relevant requirements under the 1940 Act; the general principles under state law relevant to considering the approval of advisory contracts; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment advisers and investment company boards of trustees have fulfilled their duties; and factors to be considered by the Independent Directors when voting on advisory agreements. During both executive sessions, independent legal counsel reviewed with Independent Directors these duties, standards and factors summarized in the legal memorandum described above. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors, as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding: the Adviser and its staffing in connection with the Fund. The Board noted that FPA recently had a transition in the management of the Fund: Arik Ahitov resigned as of July 29, 2020, and the Adviser appointed Daniel D. Kaplan as the Fund's portfolio manager and under the supervision of Adviser's Management Committee. The Board also noted and indicated support for the Adviser's plan to ask shareholders to reorganize the Fund into the FPA Queens Road Small Cap Value Fund in December 2020. The Board and the Independent Directors

FPA CAPITAL FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. The Directors also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to a peer group of midcap core funds selected by Broadridge (the "Peer Group"). The Board and the Independent Directors noted that the Fund outperformed the Peer Group median for the one-year period ended March 31, 2020, and underperformed the Peer Group median for the three-, five- and 10-year periods ended March 31, 2020. The Board and the Independent Directors further noted that the Fund outperformed the comparative Russell 2500 Index for the one-year period ended March 31, 2020, and underperformed the index for the three-, five- and 10-year periods ended March 31, 2020. The Board and the Independent Directors considered the Fund's investment results in light of the Fund's objectives and the recent transition, and they concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group. The Directors noted that the Fund's advisory fees were below the Peer Group median. The Board and the Independent Directors also noted that the overall expense ratio of the Fund was higher than the Peer Group median. The Board and the Independent Directors considered the fees charged by the Adviser for advising institutional accounts and sub-advising another mutual fund managed in a similar style, as well as the Adviser's discussion of the differences between the services provided by the Adviser to the Fund and those provided by the Adviser to the sub-advised fund and institutional accounts. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, overhead and trading costs with respect to the provision of investment advisory services. The Independent Directors discussed with the Adviser the general process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they excluded certain distribution and marketing-related expenses. The Board and the Independent Directors recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have significantly increased in recent years as a result of a number of factors, including the Adviser's

FPA CAPITAL FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

substantial investment in additional professional resources and staffing. The Board and the Independent Directors considered both quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) the portfolio managers, analysts, traders and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Directors also considered that the Adviser had agreed to forgo the reimbursement for providing certain financial services that it had previously received from the Fund. The Board and the Independent Directors also considered the Adviser's willingness to close funds, including the Fund, to new investors when it believed that the Fund had limited capacity to grow or that it otherwise would benefit fund shareholders. The Board and the Independent Directors also noted that, even though the Fund is currently closed to new investors and it continues to experience outflows of investment capital, the Adviser has continued to make investments in personnel servicing the Fund and enhancements to the services it provides to the Fund. The Board noted that the Fund does not charge sales loads.

The Independent Directors noted that the advisory fee rate contained a breakpoint as the Fund's assets increased. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that additional breakpoints would not be appropriate for the Fund at this time given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and the limited prospect for growth in the Fund's assets given the limited availability of shares of the Fund to new shareholders, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, additional breakpoints in the Fund's advisory fee structure were not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of the Adviser's portfolio management and research team. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also noted their intention to continue monitoring the factors relevant to the Adviser's compensation, such as the performance of the Fund, changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2021.

FPA CAPITAL FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Directors"). Directors serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Director & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Director	1999	Senior Associate Dean, (since July 2003), Interim Dean (July 2018-June 2019), Professor and Faculty Director Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum and Wedbush Capital

FPA CAPITAL FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
A. Robert Pisano, 1943	Director	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Resources Global Professionals
Patrick B. Purcell, 1943	Director	2006	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None
"Interested" Director(2)
J. Richard Atwood, 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA CAPITAL FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Daniel D. Kaplan, 1978	Vice President and Portfolio Manager	2020	Vice President of the Adviser (since June 2019). Formerly, Senior Credit and Investment Analyst, and Trader for Akanthos Capital Management from 2005 to 2019.
J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

FPA CAPITAL FUND, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP

11601 Wilshire Boulevard, Suite 1200

Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPPTX
CUSIP: 302539101

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA CAPITAL FUND, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2020 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date: December 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date: December 7, 2020

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date: December 7, 2020